Exhibit 3.33

Entity #: 3651868 Date Filed: 05/26/2006 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Organization

Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

M. BURR KEIM COMPANY COUNTER PICK-UP	Document will be returned to the name and address you enter to the left. ï

Fee:   $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation): Viking Resources, LLC

2.      The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street                                 City                                 State                                 Zip                     County

311 Rouser Road, Moon Township, PA 15108 Allegheny County

(b) Name of Commercial Registered Office Provider County c/o:

3.      The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):

Name                                                                                   Address

Lisa D. Schumm, c/o Ledgewood, 1900 Market Street, Suite 750, Philadelphia, PA 19103

2006 MAY 26 AM 11:45 PA DEPT OF STATE	Commonwealth of Pennsylvania CERTIFICATE OF ORGANIZATION 4 Page(s) T0615311140

Certification#: 11214595-1 Page 1 of 12

DSCB: 15-8913-2

4. Strike out if inapplicable term ~~A member’s interest in the company is to be evidenced by a certificate of membership interest~~.

5. Strike out if inapplicable: ~~Management of the company is vested in a manager or managers~~.

6. The specified effective date, if any is: . month date year hour, if any

7. Strike out if inapplicable: ~~The company is a restricted professional company organized to render the following restricted professional service(s)~~:

8. For additional provisions of the certificate, if any, attach an 8½ x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 25 day of May, 2006.

Signature

Signature

Signature

Certification#: 11214595-1 Page 2 of 12

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

    ☑ Consent to Appropriation of Name

(19 Pa. Code § 17.2)

☐ Consent to Use of Similar Name

Pursuant to 19 Pa. Code § 17.2 (relating to appropriation of the name of a senior corporation) and § 17.3 (relating to use of a similar name) the undersigned association, desiring to consent to the appropriation/use of similar name of its name by another association, hereby certifies that:

1. The name of the association executing this Consent of Name is: Viking Resources, Corporation

2.      The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street                                 City                                 State                                 Zip                     County

        1521 Locust Street, 4th Floor, Philadelphia, PA 19102 Philadelphia County

(b) Name of Commercial Registered Office Provider County c/o

3. The date of its incorporation or other organization is: 8/6/1999

4. The statute under which it was incorporated or otherwise organized is: Business Corporation Law of 1988

5. The association(s) entitled to the benefit of this Consent of Name is (are): Viking Resources, LLC

6. If Consent to Appropriation of Name, the association is about to (check one):

☐ Change its name ☐ Cease to do business ☑ Withdrawal from doing business in PA ☐ Being wound up

7. If Consent to Use of Similar Name, check box:

☐       Indicates that the association executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code §17.3(c)(6)):

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 25 day of May, 2006.

Signature

President
Title

Certification#: 11214595-1 Page 3 of 12

Entity #: 3651868 Date Filed: 07/25/2006 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Merger or Consolidation

Limited Liability Company

(15 Pa. C.S. § 8958)

M. BURR KEIM COMPANY COUNTER PICK-UP	Document will be returned to the name and address you enter to the left. ï

Commonwealth of Pennsylvania CERTIFICATE OF MERGER 6 Page(s) T0620660136

Fee:	$150 plus $40 additional for each party

in addition to two

In compliance with the requirements of the 15 Pa.C.S. § 8958 (relating to articles of merger or consolidation), the undersigned limited liability company(s), desiring to effect a merger or consolidation, hereby state that:

1. The name of the limited liability company surviving the merger or consolidation is: Viking Resources, LLC

2. Check and complete one of the following:

☑       The surviving limited liability company is a domestic limited liability company and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and street                    City                     State                    Zip                     County

311 Rouser Road, Moon Township, PA 15108 Allegheny County

(b) Name of Commercial Registered Office Provider                                 County

c/o:

☐       The surviving limited liability company is a qualified foreign limited liability company formed under the laws of              and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street                     City                     State                     Zip                     County

(b) Name of Commercial Registered Office Provider                                 County

c/o:

☐       The surviving limited liability company is a nonqualified foreign limited liability company formed under the laws of              and the address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street                     City                     State                     Zip

Certification#: 11214595-1 Page 4 of 12

2006 JUL 25 AM 11:42

PA DEPT OF STATE

DSCB:15-8958-2

3.      The name and the address of the current registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic limited liability company and qualified foreign limited liability company which is a party to the plan of merger or consolidation are as follows:

Name Registered Office Address Commercial Registered Office Provider County
Viking Resources Corporation, 1521 Locust Street, 4th Floor, Philadelphia, PA 19103 Philadelphia
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

4. Check, and if appropriate complete, one of the following:
☑ The plan of merger or consolidation shall be effective upon filing these Articles of Merger in the Department of State.
☐ The plan of merger or consolidation shall be effective on: at .
Date Hour

5. The manner in which the plan of merger or consolidation was adopted by each domestic limited liability company is as follows:

Name of Limited Liability Company Manner of Adoption
Viking Resources. LLC Adopted by the member pursuant to 15 Pa.C.S. Section 8957(g)
__________________________________________________________________________________________________

6. Strike out this paragraph if no foreign limited liability company is a party to the merger or consolidation: of

7. Check, and if appropriate complete, one of the following:
☑ The plan of merger or consolidation is set forth in full in Exhibit A attached hereto and made a part hereof.

☐       Pursuant to 15 Pa.C.S. § 8958 (b) (relating to omission of certain provisions of plan of merger or consolidation) the provisions, if any, of the plan of merger or consolidation that amend or constitute the operative Certificate of Organization of the surviving limited liability company as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger or consolidation is on file at the principal place of business of the surviving limited liability company, the address of which is:

__________________________________________________________________________________________________
Number and street City State Zip County

Certification#: 11214595-1 Page 5 of 12

DSCB: 15-8958-3

IN TESTIMONY WHEREOF, the undersigned limited liability company has caused this Certificate of Merger or Consolidation to be signed by a duly authorized member or manager thereof this

25th day of July, 2006.

Viking Resources, LLC

Name of Limited Liability Company

Signature

President & Secretary
Title

Viking Resources corporation
Name of Limited Liability Company

Signature

President & Secretary
Title

Certification#: 11214595-1 Page 6 of 12

PLAN OF MERGER

OF

VIKING RESOURCES CORPORATION

(a Pennsylvania corporation)

WITH AND INTO

VIKING RESOURCES, LLC

(a Pennsylvania limited liability company)

PLAN OF MERGER (the “Plan”) with respect to VIKING RESOURCES CORPORATION, a Pennsylvania corporation “VRC”) and VIKING RESOURCES, LLC, a Pennsylvania limited liability company (“LLC”). VRC and LLC are hereinafter sometimes collectively referred to as the “Constituent Associations.”

1. Effectiveness. This Plan shall be effective on the later of (a) the date that Certificate of Merger incorporating this Plan (the “Certificate of Merger”) is filed with the Department of State of the Commonwealth of Pennsylvania (the “Department of State”) or (b) the date set forth as the effective date in the Certificate of Merger filed in the Department of State. The date determined in accordance with the preceding sentence is referred to hereinafter as the “Effective Date.”

2. Effect. On the Effective Date (as defined in paragraph 1), VRC shall be merged with and into LLC, and the separate existence of VRC, except insofar as it may be continued by law, shall cease, all with the effect provided in Section 8956 of the Limited Liability Company Law of 1994 of the Commonwealth of Pennsylvania. LLC shall be, and is sometimes hereinafter referred to as, the “Surviving Association.”

3. Certificate of Organization. On and after the Effective Date, the Certificate of Organization of LLC shall be the governing instrument of the Surviving Association until changed in accordance with the Operating Agreement of the Surviving Association and applicable laws.

4. Directors and Officers. On and after me Effective Date, until changed in accordance with the operating agreement of the Surviving Association, the directors and officers of VRC immediately prior to the Effective Date shall be the directors and officers of LLC, to hold such office in accordance with law and the operating agreement of the Surviving Association.

5. Cancellation of VRC Shares. On the Effective Date, each share (“VRC Share”) outstanding immediately prior to the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, and each VRC Share held in the treasury of VRC, shall be cancelled.

LW: 167675.1

Certification#: 11214595-1 Page 7 of 12

6. LLC Units. Each LLC unit outstanding immediately prior to the Effective Date shall not be converted or exchanged in the Merger but shall remain outstanding as one unit of the Surviving Association.

7. Exchange of Shares. As soon as practicable after the Effective Date, each holder of an outstanding certificate or certificates that prior to the Merger represented the VRC Shares shall surrender that certificate or certificates with an appropriate letter of transmittal to the Secretary of the sole member of the Surviving Association.

8. Name of Surviving Association. As of the Effective Date, the name of the Surviving Association shall be “VIKING RESOURCES, LLC.”

9. Termination. This Plan may be terminated at any time before or after adoption and approval of it by the sole member of LLC or the shareholder of VRC or both, if such approval is required, but not later than the Effective Date, by agreement of the Board of Directors of the sole member and the Board of Directors of VRC, as the case may be, of the Constituent Associations. In the event of a termination after the Certificate of Merger has been filed in the Department of State and before the Effective Date, a timely statement of termination shall be filed in the Department of State by the terminating entity.

10. Further Assurances. This paragraph 10 shall apply at any time the Surviving Association, or its successors or assigns, shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record of otherwise, in the Surviving Association its rights, title or interest in, to or under any of the rights, properties or assets of VRC acquired or to be acquired by the Surviving Association as a result of, or in connection with, the Merger, or (b) otherwise carry out the purposes of this Plan. In such case, VRC and its proper officers and directors shall be deemed to have granted to the Surviving Association an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Association and otherwise to carry out the purposes of this Plan; and the proper officers and directors of the Surviving Association’s sole member are fully authorized in the name of VRC or otherwise to take any and all such action.

LW: 167675.1

Certification#: 11214595-1 Page 8 of 12

Entity #:3651868 Date Filed: 07/02/2009 Pedro A. Cortes Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Change of Registered Office

Limited Liability Company

(15 Pa.C.S. § 8906)

Name	CT CORP	COUNTER PICK UP	Document will be returned to the name and address you enter to the left. Ü
Address
City	State	Zip Code
7602824	501

Commonwealth of Pennsylvania DOMESTIC - CHANGE OF REGISTERED OFFICE 2 Page(s) T0918711028

Fee: $70

In compliance with the requirements of the 15 Pa.C.S. § 8906 (relating to change of registered office) the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

1. The name of the company is: Viking Resources, LLC

2.      The (a) address of the company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department:

(a) Number and Street                                 City                                 State                                 Zip                     County

311 Rouser Road, Moon Township, PA 15108 Allegheny County

(b) Name of Commercial Registered Office Provider County c/o:

3.      Complete part (a) or (b):

(a)    The address to which the registered office of the company in this Commonwealth is to be changed is:

1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, Allegheny County

Number and Street City State Zip County
(b) The registered office of the company shall be provided by:
c/o:
Name of Commercial Registered Office Provider County

PA054 – 10/14/2009 C T System Online

2009 JUL–2 PM 4:16

Certification#: 11214595-1 Page 9 of 12

DSCB: 15-8906-2

IN TESTIMONY WHEREOF, the undersigned company has caused this certificate to be signed by a duly authorized member or manager thereof this 30th day of June, 2009.

Viking Resources, LLC
Name of Company

Signature

Frank P. Carolas, Manager
Title

PA654 – 10/14/2009 C T System Online

Certification#: 11214595-1 Page 10 of 12

Entity #:3651868 Date Filed: 12/23/2011 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Change of Registered Office

Limited Liability Company

(15 Pa.C.S. § 8906)

Name			Document will be returned to the name and address you enter to the left. Ü
Address CT - COUNTER
City	State	Zip Code
8343037	50	PA9

Commonwealth of Pennsylvania DOMESTIC - CHANGE OF REGISTERED OFFICE 2 Page(s) T1136347028

Fee: $70

In compliance with the requirements of the 15 Pa.C.S. § 8906 (relating to change of registered office) the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

1. The name of the company is: Viking Resources, LLC

2.      The (a) address of the company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department:

(a) Number and Street                                 City                             State             Zip                     County

1550 Coraopolis Heights Road, 2nd Floor, Moon Township,                   PA             15108             Allegheny

(b) Name of Commercial Registered Office Provider County c/o:

3.      Complete part (a) or (b):

(a)    The address to which the registered office of the company in this Commonwealth is to be changed is:

Park Place Corporate Center One, 1000 Commerce Drive, 4th Floor, Pittsburgh, PA 15275-1011 Allegheny

Number and Street City State Zip County
(b) The registered office of the company shall be provided by:
c/o:
Name of Commercial Registered Office Provider County

PA054 – 6/29/2011 C T System Online

[Illegible]

PA DEPT OF STATE

Certification#: 11214595-1 Page 11 of 12

DSCB: 15-8906-2

IN TESTIMONY WHEREOF, the undersigned company has caused this certificate to be signed by a duly authorized member or manager thereof this 22 day of Dec., 2011.

Viking Resources, LLC
Name of Company

Signature

Authorized Person
Title

PA054 – 6/29/2011 C T System Online

Certification#: 11214595-1 Page 12 of 12